                       THE PAKISTAN INVESTMENT FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs                            J. Antonio Quila
CHAIRMAN OF THE BOARD                      DIRECTOR
OF DIRECTORS                               Altaf M. Saleem
Warren J. Olsen                            DIRECTOR
PRESIDENT AND DIRECTOR                     Frederick B. Whittemore
Peter J. Chase                             DIRECTOR
DIRECTOR                                   James W. Grisham
John W. Croghan                            VICE PRESIDENT
DIRECTOR                                   Harold J. Schaaff, Jr.
David B. Gill                              VICE PRESIDENT
DIRECTOR                                   Joseph P. Stadler
Graham E. Jones                            VICE PRESIDENT
DIRECTOR                                   Valerie Y. Lewis
John A. Levin                              SECRETARY
DIRECTOR                                   James R. Rooney
William G. Morton, Jr.                     TREASURER
DIRECTOR                                   Joanna M. Haigney
                                           ASSISTANT TREASURER

                 ---------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
        ----------------------------------------------------------------
PAKISTANI INVESTMENT ADVISER

International Asset Management Company Limited
Sidco Avenue Centre
6th Floor
Strachen Road
Karachi, Pakistan
        ----------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
        ----------------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
        ----------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
        ----------------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
        ----------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

        ----------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                       ----------------------------------

                                      THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.

                             ---------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------

For the third quarter of 1995, the Fund's total return, based on net asset value per share, was 0.94%, in line with the IFC Index for Pakistan (the "Index") which was up by 0.80%. The quarter was indeed volatile as the market was strong for the first two months, before selling off in September. For the nine months ended September 30, 1995, the total return of the Fund was -28.90% compared to -17.58% for the Index.

The rally in June and July was mostly technical, as both local and foreign investors took advantage of cheap stocks across the board to increase their equity exposure. Investors were also heartened by the continuing talks between the government and the MQM -- the opposition group behind much of the recent violence in Karachi. While the talks have yet to yield concrete results, the fact that the two sides continue to exchange views despite their broad range of differences is encouraging. Strikes and intermittent violence continue to plague Karachi, but to a large degree investors have discounted these factors and the day-to-day effect that such disturbances have on the market has been minimal compared to last year. International investors are remaining on the sidelines however.

Perhaps the best news to report is the strong possibility that for the first time in three years, Pakistan may experience a bumper cotton crop. Initially, expectations were for a crop of nine million bales, in line with last year. Now, however, it seems that favorable weather conditions, increased acreage and reduced instances of the leaf-curl virus have created conditions for a crop of as much as 11 to 12 million bales. If this turns out to be the case, the government's target growth rate of 6% for 1995/1996 looks realistic. It is thought that every extra 500,000 bales of cotton produced in Pakistan adds 0.5% to GDP growth. Consequently, local cotton prices have come down sharply in recent months in expectation of the increased supply on the market.

The cotton crop news will be positive for textile stocks which have been in the doldrums for the past three years. Companies like Nishat Mills, the textile composite with products ranging from yarn to higher value-added items such as gray cloth, will benefit as their margins have been under pressure for the past three years. To increase our exposure to the sector we have added another textile stock, Gadoon Textile, to the portfolio. Gadoon is a quality manufacturer of downstream textile products and will benefit from cheaper input costs.

At the same time, the government has chipped in with a long-awaited textile package, creating more incentives for exporters while at the same time discouraging local exporters of raw cotton.

Another beneficiary of the improved cotton crop will be the fertilizer sector, especially Fauji Fertilizer, the Fund's largest weighting. Increased purchasing power on the part of farmers, shortages within the domestic market and continued high prices abroad, have allowed Fauji to exceed this year's production targets. The stock has underperformed the market of late due to a liquidity overhang, but at 9x 1996 expected earnings and 6x cash flow, we consider the company very much undervalued.

We continue to remain positive on the power sector, especially companies like KESC (the electricity supplier for Karachi) and Sui Northern (the gas supplier for all of north Pakistan). Both companies remain high priorities on the government's privatization list and should reap considerable gains in efficiency as they come under new management. Electricity and gas prices have been on the rise of late as the government continues to slice away at past subsidies.

While the cement sector remains under pressure due to declining prices, the recent move by the government to increase controls on dumped, lower quality Indian cement should result in firmer prices in the near future. Increasing energy prices have been squeezing margins, but the long term result of higher input costs will be a decrease in capacity as many of today's plants use the outdated and energy inefficient wet process technology. DG Khan and Cherat, both users of the more cost-efficient dry process technology, will be the natural beneficiaries.

Overall, the market is currently trading at 12.8x 1995 estimated earnings and 11x 1996. Any progress on the MQM/government talks will boost market sentiment, allowing investors to focus on the broad corporate and economic benefits that lower cotton prices will bring.

Sincerely,

         [SIG]

Marianne L. Hay
SENIOR PORTFOLIO MANAGER

           [SIG]
Landon Thomas
PORTFOLIO MANAGER

October 25, 1995

The Pakistan Investment Fund, Inc.
Investment Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
CURRENT QUARTER             -1.79%          --         0.94%          --         0.80%          --

FISCAL YEAR TO DATE        -26.34           --       -28.90           --       -17.58           --

ONE YEAR                   -40.90       -40.90%      -41.64       -41.64%      -26.28       -26.28%

SINCE INCEPTION*           -52.84       -34.78       -42.34       -26.88       -24.59       -14.91

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            1993*       1994          9 MONTHS ENDED 9/30/95 (UNAUDITED)
Net Asset Value           $ 14.03    $ 11.42                                      $ 8.10
                               --      0.003                                          --
Income Dividends
Total Return (2)          (0.50)%   (18.36)%                                    (28.90)%
Index Total Return (3)      0.00%    (8.51)%                                    (17.58)%

(1)Assumes dividends and distributions, if any, were reinvested.

(2)Total investment return based on per share net asset value reflects the effects of changes in net value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(3)IFC Index for Pakistan

 * The Fund commenced operations on December 27, 1993.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            97.2%
Debt Securities               1.5%
Short-Term Investments        1.3%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Chemicals                              20.0%
Textiles & Apparel                     12.9%
Building Materials & Components        12.0%
Utilities - Electrical & Gas           11.9%
Energy Sources                          9.3%
Telecommunications                      8.3%
Financial Services                      6.8%
Banking                                 6.2%
Forest Products & Paper                 4.1%
Other                                   8.5%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

       1.  Fauji Fertilizer Co. Ltd.
       2.  Pakistan State Oil Co. Ltd.
       3.  D. G. Khan Cement Ltd.
       4.  Pakistan Telecommunications GDR
       5.  Sui Northern Gas Co.
       6.  Engro Chemicals Ltd.
       7.  Dewan Salman Fibre
       8.  Pakistan Telecommunications
       9.  Fauji Jordan Fertilizer Co. Ltd.
      10.  Sui Southern Gas Co.

INVESTMENTS (UNAUDITED)

---------

SEPTEMBER 30, 1995

                                                      VALUE
                                       SHARES         (000)
---------------------------------------------------------
------------
PAKISTANI COMMON STOCKS (96.5%)
 (Unless otherwise noted)
-----------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (2.2%)
  Pel Appliances Ltd.                 678,342  U.S.$  2,045
                                               ------------
-----------------------------------------------------------
-------------
AUTOMOBILES (0.2%)
  Indus Motor Co.                       5,000             3
  Pak Suzuki Motor Co. Ltd.
   (Rights)                           827,800           171
                                               ------------
                                                        174
                                               ------------
-----------------------------------------------------------
-------------
BANKING (6.2%)
  Bank of Punjab                      755,000           608
  Bankers Equity Ltd.                 949,520           716
  Faysal Bank Ltd.                  2,000,000         1,777
  First International
   Investment Bank Ltd.               220,000           194
  Muslim Commercial Bank Ltd.       1,365,850         1,820
  Muslim Commercial Bank Ltd.
   (Rights)                           173,625           231
  Union Bank Ltd.                     617,500           509
                                               ------------
                                                      5,855
                                               ------------
-----------------------------------------------------------
-------------
BUILDING MATERIALS & COMPONENTS (12.0%)
  Cherat Cement Ltd.                  639,360         1,146
  Dadabhoy Cement                   1,357,400           743
  Dadabhoy Cement (Rights)            686,450           103
  Dandot Cement Co.                 1,356,250         1,291
  Dandot Cement Co. (Rights)          339,062           323
  D. G. Khan Cement Ltd.            3,735,500         5,511
  Maple Leaf Cement                   513,500           558
  Pakland Cement                      918,000         1,602
                                               ------------
                                                     11,277
                                               ------------
-----------------------------------------------------------
-------------
CHEMICALS (20.0%)
  Engro Chemicals Ltd.                702,000         3,430
  Fauji Fertilizer Co. Ltd.         4,619,000         9,123
  Fauji Jordan Fertilizer Co.
   Ltd.                             7,500,000         2,379
  ICI Pakistan Ltd.                   225,000           450
  ICI Pakistan Ltd. (Rights)          495,000           832
  Searle Pakistan                     592,209         1,278
  Sitara Chemicals Industries         626,919         1,273
  Sitara Chemicals Industries
   (Rights)                                23             -
                                               ------------
                                                     18,765
                                               ------------
-----------------------------------------------------------
-------------
ELECTRICAL & ELECTRONICS (1.8%)
  Pak Electron                        937,497         1,740
                                               ------------
-----------------------------------------------------------
-------------
ENERGY SOURCES (9.3%)
  Pakistan Oilfields Ltd.             377,170           957
  Pakistan State Oil Co. Ltd.         678,860         7,754
                                               ------------
                                                      8,711
                                               ------------
-----------------------------------------------------------
-------------

                                                      VALUE
                                       SHARES         (000)
---------------------------------------------------------
------------
FINANCIAL SERVICES (6.8%)
  Atlas BOT Lease                     605,000  U.S.$    835
  Atlas BOT Lease (Rights)            302,500           225
  First Punjab Modaraba                12,480             3
  LTV Capital Modaraba              1,500,000           245
  LTV Capital Modaraba
   (Rights)                           499,975            82
  National Development Leasing
   Corp.                            2,125,063         1,551
  National Development Leasing
   Corp. (Rights)                     170,005            70
  Orix Leasing Pakistan Ltd.          520,590         1,140
  P.I.C.I.C.                          953,425           726
  PIL Corporation Ltd.              1,180,200         1,367
  Trust Modaraba                      692,000           181
                                               ------------
                                                      6,425
                                               ------------
-----------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (0.9%)
  Haseeb Waqas Sugar                3,240,000           879
                                               ------------
-----------------------------------------------------------
-------------
FOREST PRODUCTS & PAPER (4.1%)
  Century Paper & Board             1,883,150         2,225
  Packages Ltd.                       441,200         1,680
                                               ------------
                                                      3,905
                                               ------------
-----------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (0.9%)
  Baluchistan Wheels                  887,375           430
  General Tyres & Rubber Co.          292,500           371
                                               ------------
                                                        801
                                               ------------
-----------------------------------------------------------
-------------
INSURANCE (0.5%)
  Adamjee Insurance Co. Ltd.          124,250           438
                                               ------------
-----------------------------------------------------------
-------------
TELECOMMUNICATIONS (8.3%)
  Pakistan Telecommunications          26,542         2,905
  Pakistan Telecommunications
   GDR                                 44,950         4,720
  T.F. Payphones Ltd.                 350,000           140
                                               ------------
                                                      7,765
                                               ------------
-----------------------------------------------------------
-------------
TEXTILES & APPAREL (11.4%)
  Artistic Denim Mills              1,250,000           674
  Dewan Salman Fibre                1,220,625         3,418
  Dewan Salman Fibre (Rights)         107,812             -
  Gadoon Textile Mills                246,000           353
  Ibrahim Fibres Ltd.                 325,400            97
  Kohinoor Industries                 904,601           344
  Mohib Exports                     1,163,876           194
  Mohib Textile                     1,050,000           533
  Nishat Mills Ltd.                 2,406,952         2,233
  Pakistan Synthetic                1,933,000         1,570
  Saif Textiles                       640,656           676
  Zahur Textile Mills               2,130,000           220
  Zahur Textile Mills (Rights)      4,400,000           454
                                               ------------
                                                     10,766
                                               ------------
-----------------------------------------------------------
-------------

                                                      VALUE
                                       SHARES         (000)
---------------------------------------------------------
------------
UTILITIES -- ELECTRICAL & GAS (11.9%)
  Hub Power Co. Ltd. GDR            2,000,000  U.S.$  1,459
  Ibrahim Energy                      995,000         1,326
  Karachi Electric Supply
   Corp.                            1,050,000         1,049
  Kohinoor Power Co. Ltd.             356,250           362
  Nishat Tek Ltd.                     728,986           746
  Nishat Tek Ltd. (Rights)                 17             -
  Sui Northern Gas Co.              3,333,164         3,913
  Sui Southern Gas Co.              2,003,420         2,288
                                               ------------
                                                     11,143
                                               ------------
-----------------------------------------------------------
-------------
TOTAL PAKISTANI COMMON STOCKS
  (Cost U.S.$151,034)                                90,689
                                               ------------
-----------------------------------------------------------
-------------
                                         FACE
                                       AMOUNT
                                        (000)
---------------------------------------------------------
------------
FIXED INCOME SECURITY (1.5%)
---------------------------------------------------------
------------
TEXTILES & APPAREL (1.5%)
  Dewan Salman Fibre 5.00%,
   5/5/01 (Cost U.S. $2,000)    U.S.$   2,000         1,410
                                               ------------
-----------------------------------------------------------
-------------
SHORT TERM INVESTMENT (1.2%)
---------------------------------------------------------
------------
REPURCHASE AGREEMENT (1.2%)
  Chase Manhattan Bank, N.A.,
   6.00%, dated 9/29/95, due
   10/2/95, to be repurchased
   at U.S.$1,161,
   collateralized by
   U.S.$1,040 United States
   Treasury Bonds 7.625%, due
   11/15/22, valued at
   U.S.$1,187 (Cost
   U.S.$1,160)                          1,160         1,160
                                               ------------
-----------------------------------------------------------
-------------
                                       AMOUNT         VALUE
                                        (000)         (000)
---------------------------------------------------------
------------
TOTAL INVESTMENTS (99.2%)
  (Cost U.S.$154,194)                          U.S.$ 93,259
                                               ------------
-----------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES (0.8%)
  Other Assets                  U.S.$   2,695
  Liabilities                          (1,929)          766
                                -------------  ------------
-----------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 11,604,793, issued and
   outstanding U.S. $.01 par value shares
   (100,000,000 shares authorized)             U.S.$ 94,025
                                              -------------
-----------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE               U.S.$   8.10
                                              -------------
-----------------------------------------------------------
-------------

GDR--Global Depositary Receipt

                                       6